NICOR Inc.
                                                             Form 10-K/A
                                                             Exhibit 23.02











                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference of our reports on the financial statements of the NI-Gas

Savings Investment Plan and the NI-Gas Thrift Plan as of and for the years ended December 31, 1993 and 1992, included in this Amendment to NICOR's

Form 10-K, into the company's previously filed Registration Statement File

Nos. 33-41805, 33-41804, 33-27711, 33-1732, 2-84008 and 33-31029.






                                          HILL, TAYLOR & CO.


Chicago, Illinois

June 28, 1994